Income tax - Composition of income tax expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current tax expense (income)
Current period	$ 11,790	$ 6,262	$ 2,189
Adjustments for prior periods, net	(298)	325	(648)
Total current tax expense (income) and adjustments for current tax of prior periods	11,492	6,587	1,541
Deferred tax expense (income)
Origination and reversal of temporary differences	(2,364)	1,895	1,342
Change in tax rate	(788)	(596)	123
Deferred tax expense (income)	(3,152)	1,299	1,465
Total tax expense (income)	8,340	7,886	3,006
Including benefits arising from previously unrecognized tax loss, tax credit or temporary difference of a prior period (for which deferred taxes were not recognized) that was used to reduce current tax expense	$ 697	$ 1,383	$ 1,283